Benefit Plans And Obligations For Termination Indemnity (Effect Of A 1% Change In The Health Care Cost Trend Rate) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
Defined Benefit Plan [Abstract]
Net periodic benefit cost, 1% increase	$ 17
Net periodic benefit cost, 1% decrease	(14)
Benefit obligation, 1% increase	111
Benefit obligation, 1% decrease	$ (99)